UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 8 – Other Events
Item 8.01	Other Events
Kentucky Utilities Company
On May 19, 2020, Kentucky Utilities Company (“KU”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters, relating to the offering and sale by KU of $500 million of 3.300% First Mortgage Bonds due 2050 (the “KU Bonds”). The KU Bonds are due June 1, 2050, subject to early redemption. KU intends to use the net proceeds from the sale of the KU Bonds toward the repayment of bonds maturing in 2020 and for other general corporate purposes.
KU expects to issue the KU Bonds on or about June 3, 2020. The KU Bonds were offered under KU’s Registration Statement on Form
S-3
on file with the Securities and Exchange Commission (Registration Statement No.
 333-223142-01).
A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
(a) Exhibits

1(a)
Underwriting Agreement, dated May 19, 2020, among Kentucky Utilities Company and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

104	The Cover Page Interactive Data File is formatted as Inline XBRL and contained in Exhibits 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers
Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer

KENTUCKY UTILITIES COMPANY

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer
Dated: May 19, 2020